OPPENHEIMER CALIFORNIA MUNICIPAL FUND

OPPENHEIMER LIMITED TERM CALIFORNIA

MUNICIPAL FUND

Prospectus Supplement dated July 7, 2009

This supplement amends the Prospectus of each of the above-referenced funds (each a "Fund") as follows and is in addition to any other supplements.

Recent economic events in California ("State") have caused deterioration in the State's economic base and have led to a severe financial crisis. Declining real estate values and corporate and personal income have resulted in reduced tax revenues for the State. The State's current financial problems are exacerbated by the national recession and ongoing volatility in the financial markets.

The State’s budget for 2009-10, adopted in February 2009, covers a 17-month period and purported to eliminate a then-projected budget deficit of $41.6 billion. However, since February, a budget deficit for the 2009-10 fiscal year of $26.3 billion has been projected, as of June 30. If the State's economy continues to weaken, the 2009-10 budget imbalance could continue to grow. Also in February, Standard & Poor's lowered the State's general obligation (GO) bond rating to A from A+ due to the State's inability to reach an agreement on a budget revision and its rapidly eroding cash position. In March, Moody’s lowered its rating from A1 to A2, citing the State’s liquidity pressures, the likelihood of lower revenues and other factors. At the same time, Fitch lowered its rating from A+ to A due to the ongoing weakness of the State's economic and revenue performance and Fitch's expectation that the State would experience continued budgetary and cash flow stress. In June and July, Fitch again lowered its rating to A- and then to BBB due to the magnitude of the State's financial challenges and persistent economic and revenue weakening. In light of the State's current financial crisis, the rating agencies continue to monitor the State's economic situation and weigh further downgrades.

California's current economic problems heighten the risk of investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of potential issuer default. There is a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility, along with the risk of a further downgrade in the credit rating of the State's general obligation debt, could result in a reduction in the market value of the bonds held by the Funds, which could adversely affect the Funds' net asset values or the distributions paid by the Funds. This is a summary of certain factors affecting the State's current financial situation and is not an exhaustive description of all the conditions to which the issuers of the State's tax-exempt obligations are subject. The national economy, legislative, legal and regulatory, social and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of the State and its various political subdivisions and agencies. While the Funds' portfolio managers try to reduce risks by selecting a wide variety of municipal securities, it is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of the State or municipal issuers in California to pay interest or principal on their bonds or the ability of such bonds to maintain market value or marketability. We are also unable to predict what impact these factors may have on the net asset values or distributions paid by the Funds.

July 7, 2009

PS0000.054